UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas	77008-1044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 880-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.

        On September 30, 2004, Enterprise Products Partners L.P. (“Enterprise”) and GulfTerra Energy Partners, L.P. (“GulfTerra”) completed the merger of GulfTerra into a wholly-owned subsidiary of Enterprise (the “Merger”). Additionally, Enterprise and its subsidiaries completed certain other transactions related to the Merger, including the acquisition of the 50% interest in GulfTerra’s general partner held by El Paso Corporation (“El Paso”) and the purchase from El Paso of certain midstream assets located in South Texas (the “South Texas Assets”).

        A description of the Merger and the related transactions and all agreements executed in connection therewith are contained in Enterprise’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 15, 2003, April 19, 2004 and September 7, 2004 and are incorporated by reference herein.

        Immediately prior to closing the Merger, a subsidiary of El Paso conveyed the GulfTerra General Partner Interest to Enterprise Products GP, LLC, the general partner of Enterprise (“Enterprise GP”), in exchange for $370 million in cash and a 9.9% membership interest in Enterprise GP, and Enterprise GP thereupon made a capital contribution of the GulfTerra General Partner Interest to Enterprise (without increasing its interest in the earnings on cash distributions of Enterprise). Enterprise GP borrowed the foregoing $370 million purchase price from Dan Duncan LLC (which owns a 4.505% membership interest in Enterprise GP), which obtained the funds from a loan from EPCO, Inc. (which indirectly owns an 85.595% membership interest in Enterprise GP).

        In connection with the Merger, Enterprise paid $500 million cash to El Paso in exchange for 10,937,500 Series C Units of GulfTerra and 2,876,620 Series A Common Units of GulfTerra (“GulfTerra Common Units”), and the remaining 57,762,369 outstanding GulfTerra Common units (7,433,425 of which were owned by El Paso) were converted into 104,549,889 Common Units of Enterprise (13,454,499 of which are held by El Paso).

        The purchase price paid by Enterprise to El Paso for the South Texas Assets was cash in the amount of approximately $156 million, subject to adjustment.

        The El Paso subsidiary that owns the 9.9% interest in Enterprise GP, GulfTerra GP Holding Company (“El Paso Holdco”), entered into an Exchange and Registration Rights Agreement with Enterprise and Enterprise GP, dated September 30, 2004 (the “Exchange Agreement”), pursuant to which it has the right to deliver its 9.9% interest to Enterprise GP at any time after the six-month anniversary of the date of completion of the Merger in exchange for a number of Enterprise Common Units that would provide the same cash flow as its 9.9% interest in Enterprise GP. Enterprise GP may elect to pay El Paso Holdco cash in lieu of such Enterprise Common Units equal to the market value of such Enterprise Common Units or a combination of cash and Enterprise Common Units. If El Paso Holdco has not exercised the foregoing right by the 180th day following the third anniversary of the completion of the Merger, Enterprise GP can force the exercise of such right. Enterprise has agreed in the Exchange Agreement to file a shelf registration statement covering the resale of any Enterprise Common Units that may be delivered to El Paso Holdco upon the exercise of the foregoing exchange right. DFI Delaware Holdings L.P., an entity controlled by Dan L. Duncan that owns over 100 million

Enterprise Common Units, has guaranteed the performance of Enterprise GP under the Exchange Agreement pursuant to a Performance Guaranty dated September 30, 2004. The Exchange Agreement and the Performance Guaranty are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

        Enterprise and El Paso entered into a Registration Rights Agreement dated September 30, 2004, pursuant to which Enterprise granted to El Paso one demand registration statement and unlimited piggyback registration rights with respect to the 13,454,499 Enterprise Common Units received by El Paso pursuant to the Merger. The piggyback rights so granted to El Paso are subordinated to the piggyback rights of an affiliate of Shell Oil Co. set forth in the Registration Rights Agreement, dated as of September 17, 1999, between Tejas Energy, LLC and Enterprise, a copy of which is listed as Exhibit 4.20 to Enterprise’s Form 10-K for the year ended December 13, 2003. The Registration Rights Agreement is filed as Exhibit 4.3 to this Current Report on Form 8-K.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-
                       Balance Sheet Arrangement of a Registrant.

        In connection with closing the Merger, on September 30, 2004, Enterprise’s operating subsidiary, Enterprise Products Operating L.P. (“Operating”), borrowed an aggregate of $2.795 billion under its revolving credit facilities in order to fund the purchase price of the Merger and the related transactions.

        Operating borrowed $2.25 billion under its $2.25 Billion 364-day Revolving Credit Agreement to refinance indebtedness of GulfTerra under GulfTerra’s revolving credit facility and its two senior secured term loans, which aggregated approximately $962 million, to fund an escrow account for the future payment of the approximately $1.1 billion aggregate purchase price pursuant to Operating’s tender offers for GulfTerra’s outstanding senior and senior subordinated notes, to fund a portion of the purchase price at the closing of the Merger and the related transactions and to pay the outstanding balance under its former multi-year credit facility and 364-day credit facility, which credit facilities were terminated. Enterprise has guaranteed repayments of amounts due under this facility through an unsecured guarantee.

        Operating borrowed $545 million under its $750 Million Multi-Year Revolving Credit Agreement to fund a portion of the purchase price at the closing of the Merger and the related transactions. Enterprise has guaranteed repayments of amounts due under this facility through an unsecured guarantee.

        The terms of payment and other terms and conditions of Operating’s revolving credit facilities are contained in Enterprise’s Current Report on Form 8-K filed on September 1, 2004 and are incorporated herein by reference.

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors;
                       Appointment of Principal Officers.

        Robert G. Phillips and W. Matt Ralls were appointed as new directors of Enterprise GP and Mr. Phillips became President and Chief Operating Officer of Enterprise GP effective as of

September 30, 2004, the date of the completion of the Merger. These appointments were previously described prospectively in Enterprise’s Form 8-K filed with the Commission on April 26, 2004 and in Enterprise’s Proxy Statement, dated June 22, 2004 and filed with the Commission on June 23, 2004.

        The Board of Directors of Enterprise GP (the “Board”) has determined that Mr. Ralls meets the director independence requirements under the applicable rules and regulations of the Commission and under the New York Stock Exchange’s Audit Committee Additional Requirements. The Board has also determined that Mr. Ralls possesses accounting or related financial management expertise as required by the New York Stock Exchange and qualifies as an audit committee financial expert under the applicable rules and regulations of the Commission. Mr. Ralls will serve as a member of the Board’s Audit and Conflicts Committee. Mr. Ralls will also serve as the Chairman of the Board’s newly-established Governance Committee.

        Mr. Ralls (age 55) has served as a Director of GulfTerra’s general partner since May 2003 and is the Senior Vice President and Chief Financial Officer of GlobalSantaFe, an international contract drilling company. From 1997 to 2001, Mr. Ralls was Vice President, Chief Financial Officer, and Treasurer of Global Marine Inc. Previously, Mr. Ralls served as Executive Vice President, Chief Financial Officer, and Director of Kelley Oil and Gas Corporation and as Vice President of Capital Markets and Corporate Development for The Meridian Resource Corporation before joining Global Marine. Mr. Ralls spent the first 17 years of his career in commercial banking at the senior management level.

        Mr. Phillips will serve as Enterprise’s President and Chief Operating Officer until the earlier of the date on which his successor is elected or designated or the date on which his term is terminated as a result of death, resignation, removal or otherwise.

        Mr. Phillips (age 49) served as a Director of GulfTerra’s general partner from August 1998 until the completion of the Merger. He served as Chief Executive Officer for GulfTerra and its general partner from November 1999 and as Chairman from October 2002 until the date of completion of the Merger. He served as GulfTerra’s Executive Vice President from August 1998 to November 1999. Mr. Phillips has also served as President of El Paso Field Services Company since June 1997. He served as President of El Paso Energy Resources Company from December 1996 to June 1997, President of El Paso Field Services Company from April 1996 to December 1996 and Senior Vice President of El Paso Corporation from September 1995 to April 1996. For more than five years prior, Mr. Phillips was Chief Executive Officer of Eastex Energy, Inc.

        Additionally, the title of Enterprise GP’s chief executive officer, O. S. Andras, changed from President and Chief Executive Officer to Vice Chairman and Chief Executive Officer of Enterprise GP effective upon completion of the Merger. Mr. Andras will serve as Enterprise’s Vice Chairman and Chief Executive Officer until the earlier of the date on which his successor is elected or designated or the date on which his term is terminated as a result of death, resignation, removal or otherwise.

        Mr. Andras (age 69) served as President and Chief Executive Officer of Enterprise GP from April 1998 until the completion of the Merger. Additionally, Mr. Andras has served as a

Director of Enterprise GP since April 1998. Mr. Andras served as President and Chief Executive Officer of EPCO, Inc. (formerly Enterprise Products Company) from 1996 to February 2001 and currently serves as Vice Chairman of the Board of EPCO, Inc.

        Immediately prior to the date of completion of the Merger, Messrs. Ralls, Phillips and Andras owned 2,145 GulfTerra Common Units, 18,367 GulfTerra Common Units and 20,000 GulfTerra Common Units, respectively, which were converted into 3,882 Enterprise Common Units, 33,244 Enterprise Common Units and 36,200 Enterprise Common Units, respectively, on the effective date of the Merger. In addition, on the day prior to the date of completion of the Merger, (1) Mr. Ralls received a cash payment of $51,752.94 from GulfTerra in exchange for the surrender and cancellation of his vested options to purchase 2,145 GulfTerra Common Units for a weighted average price of $36.19 per GulfTerra Common Unit, and (2) Mr. Philiips received a cash payment of $580,907.60 (less withholding of $243,021.05) and 8,367 GulfTerra common units from GulfTerra in exchange for the surrender and cancellation of his vested options to purchase 97,500 GulfTerra Common Units for a price of $34.99 per GulfTerra Common Unit.

Item 5.03    Amendments to Articles of Incorporation; Bylaws.

        Immediately prior to the closing of the Merger and in connection with the transactions related to the Merger, on September 30, 2004, Duncan Family Interests, Inc. (formerly, EPC Partners II, Inc.) and Dan Duncan LLC (each an affiliate of EPCO, Inc.) and El Paso Holdco executed the Second Amended and Restated Limited Liability Company Agreement of Enterprise GP, dated as of September 30, 2004 (the “New Agreement”). The New Agreement amended and restated Enterprise GP’s First Amended and Restated Limited Liability Company Agreement, dated as of September 17, 1999, as amended by Amendment No. 1 thereto, dated as of September 19, 2002 (the “Prior Agreement”), and replaced the Prior Agreement in its entirety.

        Under the Prior Agreement, Duncan Family Interests, Inc. held a 95% membership interest in Enterprise GP, and Dan Duncan LLC held a 5% membership interest in Enterprise GP. Pursuant to the New Agreement, El Paso Holdco was admitted as a member of Enterprise GP with a 9.9% membership interest in Enterprise GP, and Duncan Family Interests, Inc. and Dan Duncan LLC now hold 85.595% and 4.505% membership interests in Enterprise GP, respectively.

        Under the New Agreement, Dan Duncan LLC has the right to elect all of the directors of Enterprise GP; provided, however, that a majority of the directors must meet the independence, qualification and experience requirements of the New York Stock Exchange (“Independent Directors”). In addition, at least three Independent Directors must also meet the independence, qualification and experience requirements of Section 10A(m)(3) of the Securities Act of 1934 (“Special Independent Directors”). Under the Prior Agreement, the Board of Directors of Enterprise GP had the right to elect directors. Under the New Agreement, El Paso Holdco, through its 9.9% membership interest in Enterprise GP, has protective veto rights on certain significant transactions such as a merger of Enterprise GP, certain mergers of Enterprise, a disposition of substantially all the assets of Enterprise GP or Enterprise, amendment to Enterprise’s Partnership Agreement or the New Agreement that would have a material adverse affect on El Paso Holdco, certain voluntary events of bankruptcy, and payments on Enterprise GP’s indebtedness to any of its other member or their affiliates that would reduce distributions that would otherwise be made to El Paso Holdco. Under the New Agreement El Paso Holdco is entitled to receive quarterly distributions from Enterprise GP equal to 9.9% of available cash, determined without regard to any payments or reserves established by Enterprise GP with respect to its indebtedness to any of its other members or their affiliates.

        Certain provisions were added to the New Agreement to evidence the separateness of Enterprise GP from all other entities and to reduce the likelihood that a voluntary or involuntary bankruptcy proceeding would be filed by or against Enterprise GP. Special approval of the Audit and Conflicts Committee (composed of at least three Special Independent Directors) is required for certain significant decisions with respect to either Enterprise GP or Enterprise, including (i) filing any voluntary petition, or acquiescing in any involuntary petition, in bankruptcy, (ii) seeking any other form of insolvency relief, (iii) dissolving or liquidating, or (iv) amending the separateness provisions of the New Agreement.

        The New Agreement is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7.01.     Regulation FD Disclosure.

        A copy of the press release announcing the completion of the Merger and related transactions is filed herewith as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

      (a)     Financial statements of businesses acquired.

1.	The Consolidated Financial Statements of GulfTerra Energy Partners, L.P. as of December 31, 2003 and 2002 and for the three year period ended December 31, 2003 and independent auditors’ report are contained in Enterprise’s Current Report on Form 8-K filed with the Commission on April 20, 2004 and are incorporated herein by reference.

2.	The Financial Statements of Poseidon Oil Pipeline Company, L.L.C. as of December 31, 2003 and 2002 and for the three year period ended December 31, 2003 and independent auditors’ report are contained in Enterprise’s Current Report on Form 8-K filed with the Commission on April 20, 2004 and are incorporated herein by reference.

3.	The Combined Financial Statements of El Paso Hydrocarbons, L.P. and El Paso NGL Marketing Company, L.P. as of December 31, 2003 and 2002 and for the three year period ended December 31, 2003 and independent auditors’ report are contained in Enterprise’s Current Report on Form 8-K filed with the Commission on April 16, 2004 and are incorporated herein by reference.

4.	The Unaudited Consolidated Financial Statements of GulfTerra Energy Partners, L.P. at June 30, 2004 and December 31, 2003 and for the six months ended June 30, 2004 and 2003 are contained in Enterprise’s Current Report on

Form 8-K filed with the Commission on September 17, 2004 and are incorporated herein by reference.

5.	The Unaudited Combined Financial Statements of El Paso Hydrocarbons, L.P. and El Paso NGL Marketing Company, L.P. at June 30, 2004 and December 31, 2003 and for the six months ended June 30, 2004 and 2003 are contained in Enterprise’s Current Report on Form 8-K filed with the Commission on August 11, 2004 and are incorporated herein by reference.

      (b)     Pro forma financial information.

1.	The Unaudited Pro Forma Consolidated Financial Statements of Enterprise Products Partners L.P. for the year ended December 31, 2003 will be filed by an amendment to this Current Report on Form 8-K within 71 calendar days after the date hereof.

2.	The Unaudited Pro Forma Consolidated Financial Statements of Enterprise Products Partners L.P. for the nine months ended September 30, 2004 will be filed by an amendment to this Current Report on Form 8-K within 71 calendar days after the date hereof.

      (c)     Exhibits.

Exhibit No.	Description
2.1	Merger Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (incorporated by reference to Exhibit 2.1 to Enterprise's Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.2	Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (incorporated by reference to Exhibit 2.2 to Enterprise's Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.3	Second Amended and Restated Limited Liability Company Agreement of GulfTerra Energy Company, L.L.C., adopted by GulfTerra GP Holding Company, a Delaware corporation, and Enterprise Products GTM, LLC, a Delaware limited liability company, as of December 15, 2003, (incorporated by reference to Exhibit 2.3 to Enterprise’s Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.4	Purchase and Sale Agreement (Gas Plants), dated as of December 15, 2003,

by and between El Paso Corporation, El Paso Field Services Management, Inc., El Paso Transmission, L.L.C., El Paso Field Services Holding Company and Enterprise Products Operating L.P. (incorporated by reference to Exhibit 2.4 to Enterprise's Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.5	Amendment No. 1 to Parent Company Agreement, dated as of April 19, 2004, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (incorporated by reference to Exhibit 2.1 to Enterprise's Current Report on Form 8-K filed with the Commission on April 21, 2004).

2.6	Amendment No. 1 to Merger Agreement, dated as of August 31, 2004, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (incorporated by reference to Exhibit 2.1 to Enterprise's Current Report on Form 8-K filed with the Commission on September 7, 2004).

3.1*	Second Amended and Restated Limited Liability Company Agreement of Enterprise Products GP, LLC, among Duncan Family Interests, Inc., Dan Duncan LLC, and GulfTerra GP Holding Company dated September 30, 2004.

4.1*	Exchange and Registration Rights Agreement, dated as of September 30, 2004, among GulfTerra GP Holding Company, Enterprise Products GP, LLC and Enterprise Products Partners L.P.
4.2*	Performance Guaranty dated as of September 30, 2004, by DFI Delaware Holdings L.P. in favor of GulfTerra GP Holding Company (with respect to the obligations of Enterprise Products GP, LLC under Exhibit 4.1, above).

4.3*	Registration Rights Agreement, dated as of September 30, 2004, between El Paso Corporation and Enterprise Products Partners L.P.
99.1*	Press release dated September 30, 2004.
* Filed herewith

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products GP, LLC, its General Partner

Date: September 30, 2004	By:	/s/ Michael J. Knesek
Name: Michael J. Knesek Title: Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

Signature Page

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Merger Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (incorporated by reference to Exhibit 2.1 to Enterprise's Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.2	Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (incorporated by reference to Exhibit 2.2 to Enterprise's Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.3	Second Amended and Restated Limited Liability Company Agreement of GulfTerra Energy Company, L.L.C., adopted by GulfTerra GP Holding Company, a Delaware corporation, and Enterprise Products GTM, LLC, a Delaware limited liability company, as of December 15, 2003, (incorporated by reference to Exhibit 2.3 to Enterprise's Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.4	Purchase and Sale Agreement (Gas Plants), dated as of December 15, 2003, by and between El Paso Corporation, El Paso Field Services Management, Inc., El Paso Transmission, L.L.C., El Paso Field Services Holding Company and Enterprise Products Operating L.P. (incorporated by reference to Exhibit 2.4 to Enterprise's Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.5	Amendment No. 1 to Parent Company Agreement, dated as of April 19, 2004, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (incorporated by reference to Exhibit 2.1 to Enterprise's Current Report on Form 8-K filed with the Commission on April 21, 2004).

2.6	Amendment No. 1 to Merger Agreement, dated as of August 31, 2004, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC,

Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (incorporated by reference to Exhibit 2.1 to Enterprise's Current Report on Form 8-K filed with the Commission on September 7, 2004).

3.1*	Second Amended and Restated Limited Liability Company Agreement of Enterprise Products GP, LLC, among Duncan Family Interests, Inc., Dan Duncan LLC, and GulfTerra GP Holding Company dated September 30, 2004.

4.1*	Exchange and Registration Rights Agreement, dated as of September 30, 2004, among GulfTerra GP Holding Company, Enterprise Products GP, LLC and Enterprise Products Partners L.P.
4.2*	Performance Guaranty dated as of September 30, 2004, by DFI Delaware Holdings L.P. in favor of GulfTerra GP Holding Company (with respect to the obligations of Enterprise Products GP, LLC under Exhibit 4.1, above).

4.3*	Registration Rights Agreement, dated as of September 30, 2004, between El Paso Corporation and Enterprise Products Partners L.P.
99.1*	Press release dated September 30, 2004.
* Filed herewith